Long-Term Debt and Loan Commitment - Summary of Long-Term Debt (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	May 31, 2021	Mar. 31, 2021
Long-term Debt, Unclassified [Abstract]
Principal amount	$ 217,400		$ 170,100
Exit fee / end of term charge	5,000	$ 5,000	1,390
Less: unamortized debt discount and issuance costs	(12,375)		(1,210)
Total debt, net	210,025		170,280
Less: current portion	0		0
Total long term debt, net	$ 210,025		$ 170,280